EXECUTION COPY

AMENDMENT NO. 2 AND WAIVER

AMENDMENT NO. 2 AND WAIVER dated as of November 28, 2007 (this “Agreement”) between MORRIS PUBLISHING GROUP, LLC (the “Borrower”), MORRIS COMMUNICATIONS COMPANY, LLC (“MCC”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”), MORRIS COMMUNICATIONS HOLDING COMPANY, LLC (“Holdings”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the lenders party to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, MCC, the lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of December 14, 2005 (as amended by Amendment No. 1 thereto and as otherwise modified and supplemented and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”).  The Borrower, MCC, the Subsidiary Guarantors, Holdings and the Administrative Agent (pursuant to authority granted by and having obtained all necessary consents of the Required Lenders party to the Credit Agreement) wish now to amend and waive the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.  This Agreement is a Loan Document for all purposes of the Credit Agreement.

2.02.  Defined Terms.  The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing the parenthetical “(excluding, however, taxes attributable to Unrestricted Subsidiaries to the extent paid by such Unrestricted Subsidiaries)” in subclause (iv) therein with “(excluding, however, taxes attributable to (1) the Proposed Disposition (as defined in the Amendment No. 2 and Waiver hereto) to the extent proceeds with respect to such Proposed Disposition are not included in Cash Flow and (2) Unrestricted Subsidiaries to the extent paid by such Unrestricted Subsidiaries)”.

Section 3.  Waiver.  Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but effective as of the date hereof, the Administrative Agent, on behalf of the Required Lenders, hereby waives compliance by MCC with Section 6.01(b) of the Credit Agreement solely to the extent required to permit the Borrower to consummate the sale of various newspapers and other publications as described in Annex A hereto (collectively, the “Proposed Disposition”), provided that (i) no Default or Event of Default shall have occurred and be continuing immediately prior to and after giving effect to the Proposed Disposition, (ii) the consideration received by the Borrower in respect of the Proposed Disposition shall be an amount at least equal to the fair market value of the Property related thereto (as reasonably determined in good faith by the Borrower), (iii) 100% of the consideration received by the Borrower in respect of the Proposed Disposition shall be cash, provided that up to $10,000,000 of such consideration may be received in the form of a one-year promissory note bearing interest at 8% per annum, (iv) the Proposed Disposition is consummated on or before January 31, 2008 and (v) the Net Proceeds in respect of the Proposed Disposition shall be received by the Borrower contemporaneously with theconsummation thereof (or, with respect to any Net Proceeds to be received under a promissory note, on the date of receipt thereof) and shall be promptly (and in any event within five Business Days after receipt thereof) applied to prepay the Loans and/or reduce the Commitments in the manner set forth in Section 2.08(b)(iv) of the Credit Agreement, and, in connection therewith, the Borrower shall deliver a certificate as contemplated by Section 2.08(b)(i) of the Credit Agreement and shall otherwise comply with Section 2.08(c) of the Credit Agreement with respect to the Proposed Disposition.

Section 4.  Representations and Warranties.  Each of the Borrower, MCC, Holdings and the Subsidiary Guarantors represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (i) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and complete as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and (ii) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

Section 5.  Conditions Precedent.  The amendments and waivers set forth in Sections 2 and 3 hereof shall become effective as of the date hereof upon (i) receipt by the Administrative Agent of executed counterparts of this Agreement from the Borrower, MCC, each Subsidiary Guarantor and Holdings and of consent from the Required Lenders of the execution hereof by the Administrative Agent and (ii) the payment in full of the costs, expenses and fees as set forth in Section 9.03 of the Credit Agreement.

Section 6.  Security Documents.  Each of the Borrower, MCC, Holdings and the Subsidiary Guarantors confirms its obligations under the Security and Guarantee Agreement, the Pledge Agreement, the Mortgages and the other Security Documents, as applicable.

Section 7.  Miscellaneous.  This Agreement shall be limited as written and nothing herein shall be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document in any other instance than as set forth herein or prejudice any right or remedy that the Administrative Agent or any Lender may have or may in the future have under the Credit Agreement or any other Loan Document.  Except as herein provided, each of the Credit Agreement, the Security and Guarantee Agreement, the Pledge Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and Waiver to be duly executed and delivered as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
By:	/s/ Peter B. Thauer
Name: Peter B. Thauer Tittle: Executive Director

MORRIS PUBLISHING GROUP, LLC
By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell Tittle: Senior Vice President-Finance

MORRIS COMMUNICATIONS COMPANY, LLC
By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell Tittle: Senior Vice President-Finance

MORRIS COMMUNICATIONS HOLDING COMPANY, LLC
By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell Tittle: Senior Vice President-Finance

MORRIS PUBLISHING FINANCE CO.
YANKTON PRINTING COMPANY
BROADCASTER PRESS, INC.
THE SUN TIMES, LLC
HOMER NEWS, LLC
LOG CABIN DEMOCRAT, LLC
ATHENS NEWSPAPERS, LLC
SOUTHEASTERN NEWSPAPERS COMPANY, LLC
STAUFFER COMMUNICATIONS, INC.
FLORIDA PUBLISHING COMPANY
THE OAK RIDGER, LLC
MPG ALLEGAN PROPERTY, LLC
MPG HOLLAND PROPERTY, LLC
MCC RADIO, LLC
MCC OUTDOOR, LLC
MCC MAGAZINES, LLC
MCC EVENTS, LLC
HIPPODROME, LLC
BEST READ GUIDES FRANCHISE COMPANY, LLC
MORRIS VISITOR PUBLICATIONS, LLC
BEST READ GUIDES OF NEVADA, LLC
MORRIS BOOK PUBLISHING, LLC
THE LYONS PRESS, INC.
MORRIS AIR, LLC
MCC HARBOUR CONDO, LLC
MCC CUTTER COURT, LLC
MORRIS DIGITAL WORKS, LLC
MSTAR SOLUTIONS, LLC
MVP FRANCE, LLC
MVP GLOBAL, LLC
SOUTHWESTERN NEWSPAPERS COMPANY, L.P.

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell Tittle: Senior Vice President-Finance

ANNEX A

Description of Property

All of the right, title and interest of the “Sellers” in the “Acquired Assets”, but excluding the “Excluded Assets”, all as defined below.

1.  Sellers.  The term “Sellers” means Morris Publishing Group, LLC, a Georgia limited liability company, MPG Allegan Property, LLC, a Georgia limited liability company, Broadcaster Press, Inc., a South Dakota corporation, MPG Holland Property, LLC, a Georgia limited liability company, The Oak Ridger, LLC, a Tennessee limited liability company, and Yankton Printing Company, a South Dakota corporation.

2.  Publications. The term “Publications” means the various daily and non-daily publications which are distributed in South Dakota, Florida, Kansas, Michigan, Missouri, Nebraska, Oklahoma and Tennessee, together with all related publications (as set forth below) and services and assets and facilities, all related domain names, with related HTML design and data and all of Sellers’ rights to prepare, publish, sell and distribute any of the foregoing in all languages:

The Daily Ardmoreite (Ardmore, Oklahoma)
Shoppers Weekly (Dodge City, Kansas)
Girard Press (Girard, Kansas)
The Grand Island Independent (Grand Island, Nebraska)
Heartland Shoppers (Grand Island, Nebraska)
Hannibal Courier-Post (Hannibal, Missouri)
Salt River Journal (Hannibal, Missouri)
Hillsdale Daily News (Hillsdale, Michigan)
Sampler (Hillsdale, Michigan)
The Holland Sentinel (Holland, Michigan)
Zeeland Sentinel (Holland, Michigan)
Hamilton Herald (Holland, Michigan)
The Shawnee News-Star (Shawnee, Oklahoma)
Shopper’s Advantage (Shawnee, Oklahoma)
York News-Times (York, Nebraska)
The Morning Sun (Pittsburg, Kansas)
The Sunland Shopper (Pittsburg, Kansas)
Vermillion Plain Talk (Vermillion, South Dakota)
LaEstrella de Dodge City (Dodge City, Kansas)
Tip-Off Shopping Guide (Jonesville, Michigan)
Trade & Transactions Advantage (York, Nebraska)
Trade West (Grand Island, Nebraska)
Flashes Publishers (Allegan, Michigan) (Commercial Printing)
Flashes Shopping Guide (Allegan/North Holland/South Holland/Kalamazoo/
Lakeshore/Zeeland, Michigan)
West Michigan Senior Times (West Michigan)
The Newton Kansan (Newton, Kansas)
Prairie Shopper (Newton, Kansas)
Prairie Shopper Plus (Newton, Kansas)
The Examiner (Blue Springs, Missouri)
The Examiner (Independence, Missouri)
The Extra (Independence, Missouri)
Winter Haven News Chief (Winter Haven, Florida)
Winter Haven Shopping Guide (Winter Haven, Florida)
The Polk Shopper (Winter Haven, Florida)
The Oak Ridger (Oak Ridge, Tennessee)
Missouri Valley Shopper (Yankton, South Dakota)
The Broadcaster (Vermillion, South Dakota)
Yankton Daily Press & Dakotan (Yankton, South Dakota)
Town and Country (Yankton, South Dakota)

3. Acquired Assets. The term “Acquired Assets” means all of the assets and properties of Sellers, tangible or intangible, of every kind and description, used by Sellers that relate primarily to the business and operation of the Publications as a going concern, including the Publications’ “Mastheads” which consist of the mastheads, trademarks, trade dress, trade names, service marks, registrations, domain names, and other property rights relating thereto and all goodwill associated therewith, but excluding the Excluded Assets.  The Acquired Assets include, without limitation, the assets described in clause (a) through and including clause (o) of Section 1.1 of the Asset Purchase Agreement dated October 23, 2007, by and between the Sellers and GateHouse Media Operating, Inc., among others, as in effect on the date hereof (the “Asset Purchase Agreement”).

4.  Excluded Assets.  The term “Excluded Assets” means all other assets of Sellers, including the assets described under clause (a) through and including clause (n) of Section 1.2 of the Asset Purchase Agreement.